UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 5, 2007

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(Date of earliest event reported)

China VoIP & Digital Telecom Inc.

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(Exact name of registrant as specified in its charter)

            Nevada                   333-131017                98-0509797

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(State or other jurisdiction of      Commission            (I.R.S. Employer

incorporation or organization)       File Number          Identification No.)

2470 St.Rose Pkwy, Suite 304, Henderson, NV 89074

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(Address of principal offices, including Zip Code)

(506) 872-4033

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(Registrant's telephone number, including area code)

Crawford Lake Mining Inc.

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(Former name or Former Address, if Changed Since Last Report)

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

On April 5, 2007, the Registrant issued a press release announcing that the Registrant’s Subsidiary has entered into a cooperative arrangement to introduce additional products in the Shandong Province, a copy of the Press Release is attached as Exhibit 99.1.

The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated April 5,  2007, a copy of which is attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                        Not applicable

(c)   Exhibits

Exhibit 99.1

Press Release of Registrant dated April 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

China VoIP & Digital Telecom Inc.

By: /s/ Li Kunwu

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  President and CEO

Date:  April 9, 2007